March 30, 1998
Revised July 13, 1998

COLONIAL
UTILITIES
FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Utilities Fund (Fund), a diversified portfolio of Colonial Trust IV (Trust), an open-end management investment company, seeks current income and long-term growth.

The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the March 30, 1998 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."


Contents                                              Page
Summary of Expenses                                      2
The Fund's Financial History                             3
The Fund's Investment Objective                          5
How the Fund Pursues its Objective and
    Certain Risk Factors                                 5

How the Fund Measures its Performance                    7
How the Fund is Managed                                  7
How the Fund Values its Shares                           8
Distributions and Taxes                                  8
How to Buy Shares                                        9
How to Sell Shares                                      11
How to Exchange Shares                                  12
Telephone Transactions                                  12
12b-1 Plan                                              13
Organization and History                                13


----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)

                                                                                    Class A      Class B      Class C

Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)    4.75%        0.00%(4)     0.00%(4)
Maximum Contingent Deferred Sales Charge (as a % of offering price)(3)              1.00%(5)     5.00%        1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3) Does not apply to reinvested distributions.
(4) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.
(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

Annual Operating Expenses (as a % of average net assets)

                             Class A     Class B     Class C
Management fee               0.65%       0.65%       0.65%
12b-1 fees                   0.25        1.00        1.00
Other expenses               0.32        0.32        0.32(6)
                             ----        ----        ----
Total operating expenses     1.22%       1.97%       1.97%
                             ====        ====        ====

(6) "Other expenses" are estimated based on the annual operating expenses of Class A and Class B shares.


Example

The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

Period:    Class A         Class B                  Class C
                       (7)          (8)          (7)      (8)
1 year     $  59    $  20        $  70        $  20    $  30
3 years       84       62           92           62       62(9)
5 years      111      106          126          106      106
10 years     188      210(10)      210(10)      230      230

(7)  Assumes no redemption.
(8)  Assumes redemption.
(9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.
(10) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.

THE FUND'S FINANCIAL HISTORY


The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information. The financial highlights have been restated for periods prior to 1992 to reflect the 4:1 share split which occurred on February 10, 1992. The Fund adopted the objectives of seeking current income and, to the extent consistent with the objective, growth of income and long-term capital appreciation on March 4, 1992. On February 28, 1995, the wording of the Fund's objective was modified to "seeks primarily current income and secondarily long-term growth" and adopted its current objective on August 1, 1997. The data presented below for periods prior to March 4, 1992, does not necessarily reflect results that would have been achieved had the Fund's current objective and policies then been in effect.

                                                                                    Class A
                                                   ----------------------------------------------------------------------------
                                                                              Year ended November 30
                                                   ----------------------------------------------------------------------------
                                                     1997          1996          1995          1994       1993       1992
                                                     ----          ----          ----          ----       ----       ----
Net asset value - Beginning of period              $15.210       $14.370       $11.720       $13.600    $12.960    $11.440
                                                   -------       -------       -------       -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.599         0.612         0.640         0.681      0.713      0.741
Net realized and unrealized gain (loss)              2.852         0.831         2.659        (1.896)     0.616      1.517
                                                   -------       -------       -------       -------    -------    -------
    Total from Investment Operations                 3.451         1.443         3.299        (1.215)     1.329      2.258
                                                   -------       -------       -------       -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.601)       (0.603)       (0.649)       (0.665)    (0.689)    (0.727)
From net realized gains                                 --            --            --            --         --         --
From capital paid in                                    --            --            --            --         --     (0.011) (b)
   Total Distributions Declared to Shareholders     (0.601)       (0.603)       (0.649)       (0.665)    (0.689)    (0.738)
                                                   -------       -------       -------       -------    -------    -------
Net asset value - End of period                    $18.060       $15.210       $14.370       $11.720    $13.600    $12.960
                                                   =======       =======       =======       =======    =======    =======
Total return (c)                                    23.26%        10.27%        28.90%       (9.04)%     10.20%     20.21%
                                                   -------       -------       -------       -------    -------    -------
RATIOS TO AVERAGE NET ASSETS

Expenses                                             1.22% (d)     1.20% (d)     1.21% (d)     1.23%      1.19%      1.16%
Net investment income                                3.76% (d)     4.16% (d)     5.00% (d)     5.49%      4.92%      5.52%
Portfolio turnover                                      7%            8%            7%           16%         6%        35%
Average commission rate (e)                        $0.0442       $0.0484            --            --         --         --
Net assets at end of period (in millions)             $327          $348          $400          $373       $503       $232


                                                                       Class A
                                                   --------------------------------------------
                                                               Year ended November 30
                                                   --------------------------------------------
                                                   1991(a)        1990(a)    1989(a)    1988(a)
                                                   -------        -------    -------    -------
Net asset value - Beginning of period              $10.090        $11.600    $10.710    $10.300
                                                   -------        -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.917          0.930      0.939      0.851
Net realized and unrealized gain (loss)              1.377         (1.472)     0.927      0.529
                                                   -------        -------    -------    -------
    Total from Investment Operations                 2.294         (0.542)     1.866      1.380
                                                   -------        -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.941)        (0.968)    (0.932)    (0.850)
From net realized gains                                 --             --     (0.044)    (0.120)
From capital paid in                                (0.003) (b)        --         --         --
   Total Distributions Declared to Shareholders     (0.944)        (0.968)    (0.976)    (0.970)
                                                   -------        -------    -------    -------
Net asset value - End of period                    $11.440        $10.090    $11.600    $10.710
                                                   =======        =======    =======    =======
Total return (c)                                    23.56%        (4.74)%     17.94%     13.75%
                                                   -------        -------    -------    -------
RATIOS TO AVERAGE NET ASSETS

Expenses                                             1.11%          1.17%      1.12%      1.15%
Net investment income                                8.50%          8.69%      8.10%      7.94%
Portfolio turnover                                      1%             2%        24%        11%
Average commission rate (e)                             --             --         --         --
Net assets at end of period (in millions)             $135           $162       $141       $183


(a) All per share amounts have been restated to reflect the 4-for-1 stock split effective February 10, 1992.
(b) The return of capital is for book purposes only and is a result of book-tax differences arising from the merger of Colonial Utilities Fund (formerly Colonial Corporate Cash Trust I) and Colonial Corporate Cash Trust II in a prior year. The 1992 amount represents a reclassification, for book purposes only, relating to that merger.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                                                   Class B
                                                 ---------------------------------------------------------------------------

                                                                            Year ended November 30
                                                 ---------------------------------------------------------------------------
                                                  1997          1996          1995          1994       1993      1992(a)
                                                  ----          ----          ----          ----       ----      -------
Net asset value - Beginning of period            $15.210       $14.370       $11.720       $13.600    $12.960    $12.310
                                                 -------       -------       -------       -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                              0.481         0.502         0.544         0.587      0.612      0.296
Net realized and unrealized gain (loss)            2.852         0.831         2.659        (1.896)     0.616      0.691
                                                 -------       -------       -------       -------    -------    -------
    Total from Investment Operations               3.333         1.333         3.203        (1.309)     1.228      0.987
                                                 -------       -------       -------       -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                        (0.483)       (0.493)       (0.553)       (0.571)    (0.588)    (0.337)
                                                 -------       -------       -------       -------    -------    -------
Net asset value - End of period                  $18.060       $15.210       $14.370       $11.720    $13.600    $12.960
                                                 =======       =======       =======       =======    =======    =======
Total return (d)                                  22.36%         9.45%        27.96%       (9.73)%      9.42%      6.06% (e)
                                                 -------       -------       -------       -------    -------    -------
RATIOS TO AVERAGE NET ASSETS

Expenses                                           1.97% (f)     1.95% (f)     1.96% (f)     1.98%      1.94%      1.91% (g)
Net investment income                              3.01% (f)     3.41% (f)     4.25% (f)     4.74%      4.17%      4.77% (g)
Portfolio turnover                                    7%            8%            7%           16%         6%        35%
Average commission rate (h)                      $0.0442       $0.0484            --            --         --         --
Net assets at end of period (in millions)           $684          $729          $821          $744       $971       $156


                                                   Class C
                                                 ------------
                                                 Period ended
                                                 November 30
                                                 ------------
                                                    1997(b)
                                                    -------
Net asset value - Beginning of period               $16.260
                                                    -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.166
Net realized and unrealized gain (loss)               1.794 (c)
                                                    -------
    Total from Investment Operations                  1.960
                                                    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.160)
                                                    -------
Net asset value - End of period                     $18.060
                                                    =======
Total return (d)                                     12.12% (e)
                                                    -------
RATIOS TO AVERAGE NET ASSETS

Expenses                                              1.97% (g)
Net investment income                                 2.96% (g)
Portfolio turnover                                       7%
Average commission rate (h)                         $0.0442
Net assets at end of period (in millions)                $1


(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Further performance information is contained in the Fund's 1997 Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and long-term growth.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund seeks to achieve its objective by investing primarily in common and preferred equity securities of companies engaged in the manufacture, production, generation, transmission, sale or distribution of electricity, natural gas or other types of energy, or water or other sanitary services, companies engaged in telecommunications, including telephone, telegraph, satellite, microwave, cellular, wireless or other communications media and companies primarily engaged in public broadcasting, print media and cable television (Utility Companies). The value of the Fund's shares will be more closely tied to factors affecting Utility Companies, and may be more volatile, than for a fund investing in a wider variety of industries.

The Fund may invest up to 20% of its total assets in equity securities of foreign Utility Companies and up to 20% of its total assets in equity securities of non-Utility Companies.

Equity Securities Generally. Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock and sponsored and unsponsored American Depositary Receipts (ADRs)(receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities).

Utility Companies. The values of securities issued by Utility Companies (and therefore the value of Fund shares) are especially affected by changes in prevailing interest rate levels (as interest rates increase, the values of securities issued by Utility Companies tend to decrease, and vice versa). The values of and dividends paid on such securities also are affected by general competitive and market forces in the utility industries (in general, Utility Companies are facing increased competition), changes in federal and state regulation, energy conservation efforts and other environmental concerns, changes in energy demand due to weather conditions and, particularly with respect to nuclear facilities, shortened economic life and repair and decommissioning costs. Utility Companies are facing a trend toward deregulation which (by replacing monopoly positions with competition) can adversely affect their profitability by driving down prices and profit margins. Moreover, unless specifically provided for by regulatory agreements in the move toward a competitive environment, certain electric Utility Companies may not be able to recover all of their investment, in contracts or plants producing power, at above-market rates. Additionally, domestic Utility Companies, either directly or through joint ventures with other firms, may make investments abroad. Such investments, whether for the construction of power plants or for controlling or minority interests in foreign utility firms, may subject the investing companies, and, in turn, the Fund's holdings of their securities, to risks associated with foreign investments.

When-Issued Securities. The Fund may invest in equity securities on a "when-issued" or forward basis. This means that the Fund will enter into a contract to purchase the underlying security for a fixed price on a date beyond the customary settlement date. No interest accrues until settlement.

Options. The Fund may write covered call options and purchase put options on stocks and stock indexes to hedge. A call option gives the purchaser the right to buy from the Fund, and a put option gives the Fund the right to sell to the seller of the put, a specified security at the exercise price at any time prior to the expiration of the contract. The Fund will receive a premium from writing a call option, which increases its return on the underlying security if the option expires or is closed out at a profit. Written calls may obligate the Fund to sell the underlying security at a below market price. The Fund will pay a premium for a put option, which will represent a loss to the Fund if the option expires unexercised. Both are exercisable at any time prior to expiration.

Foreign Investments. Investments in foreign securities and sponsored and unsponsored ADRs have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable movements in currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Emerging Markets. The Fund's foreign investments may consist of securities issued by companies located in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the risks associated with foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures. No more than 15% of the Fund's assets will be invested in such securities.

Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, treasury bills, U.S. government securities and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid securities.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes in amounts of up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities.
Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 4.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted for Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total return, and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider change in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent three-months' distributions, annualized, by the maximum offering price of that Class at the end of the three-month period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.65% of the Fund's average daily net assets for fiscal year 1997.

The following individuals serve as co-managers of the Fund:

John E. Lennon, Vice President of the Adviser, has managed or co-managed the Fund since 1984 and various other Colonial equity funds since 1982.

Ophelia Barsketis, a joint employee of Stein Roe & Farnham Incorporated (Stein
Roe) has co-managed the Fund since July, 1998. Ms Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming portfolio management responsibilities in at Stein Roe in 1993.

Deborah A. Jansen, also a joint employee of the Adviser and Stein Roe, has co-managed the Fund since July, 1998. Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming portfolio management responsibilities in 1996. Ms. Jansen left Stein Roe in January, 1995 and returned to her position as Vice President in March, 1996. From June 5, 1995 through June 30, 1995, Ms. Jansen was a Senior Equity Research Analyst for BancOne Investment Advisers Corporation.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.20% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser utilizes the trading facilities of Stein Roe to place all orders for the purchase and sale of portfolio securities, futures contracts and foreign currencies. In selecting broker-dealers, the Adviser may direct Stein Roe to consider research and brokerage services furnished by such brokers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may direct Stein Roe to cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may direct Stein Roe to consider sales of shares of the Fund (and of certain other mutual funds advised by the Adviser and its affiliates, Stein Roe and Newport Fund Management, Inc.) in selecting broker-dealers for portfolio security transactions.


HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are generally valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income monthly and any net realized gain at least annually.

The Fund generally declares distributions daily. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at the net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. Each January, information on the amount and nature of the Fund's distributions for the prior year is sent to shareholders.

Distributions will qualify for the federal corporate dividends-received deduction only to the extent of aggregate qualifying dividends received by the Fund. Corporate shareholders must hold shares of the Fund for 46 days to be eligible for the deduction. The amount of dividends qualifying for the deduction will be reduced if a shareholder has indebtedness "directly attributable" to the shares owned. A corporate shareholder's distributions from the Fund are includable in its adjusted current earnings for purposes of computing the corporate alternative minimum tax (AMT) and may result in AMT liability.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a retirement account sponsored by the Distributor is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                           Initial Sales Charge
                                     -------------------------------
                                                            Retained
                                                               by
                                                           Financial
                                                            Service
                                           as % of          Firm as
                                     -------------------      % of
                                      Amount    Offering    Offering
Amount Purchased                     Invested     Price      Price
Less than $50,000                      4.99%      4.75%      4.25%
$50,000 to less than $100,000          4.71%      4.50%      4.00%
$100,000 to less than $250,000         3.63%      3.50%      3.00%
$250,000 to less than $500,000         2.56%      2.50%      2.00%
$500,000 to less than $1,000,000       2.04%      2.00%      1.75%
$1,000,000 or more                     0.00%      0.00%      0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                     Commission
First $3,000,000                       1.00%
Next $2,000,000                        0.50%
Over $5,000,000                        0.25% (1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that caused the account's value to exceed $1 million will be subject to a 1.00% contingent deferred sales charge, payable to the

Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

         Years                Contingent Deferred
     After Purchase              Sales Charge
          0-1                        5.00%
          1-2                        4.00%
          2-3                        3.00%
          3-4                        3.00%
          4-5                        2.00%
          5-6                        1.00%
      More than 6                    0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on.

The Distributor pays financial service firms a commission of 5.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption on which a contingent deferred sales charge is payable is made, generally, older shares will be redeemed first. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B and Class C shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced, or without, initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about the services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser and its affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available.

Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or eliminated upon 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund in which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "roundtrip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares by telephone and may redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses related to unauthorized or fraudulent telephone transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLAN

Under its 12b-1 Plan, the Fund pays the Distributor monthly a service fee at the annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1978. The Fund represents an entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.


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                                       15

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Financial Investments, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624

Your financial service firm is:

Printed in U.S.A.

March 30, 1998
Revised July 13, 1998

COLONIAL
UTILITIES
FUND

PROSPECTUS

Colonial Utilities Fund seeks current income and long-term growth.

For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the March 30, 1998 Statement of Additional Information.

----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------